F0URTH QUARTER PRESENTATION

                                  March 5, 2001


                                    RECKSON

HIGHLIGHTS

o Reported diluted FFO of $.67 per share for the fourth quarter of 2000, as compared to $.59 per share for the comparable 1999 period, representing an increase of 13.6%.

o Reported diluted FFO of $2.59 per share for the year ended December 31, 2000, as compared to $2.31 per share for the comparable 1999 period, representing an increase of 12.1%.

o Generated a 10.6% increase (cash) and 10.2% increase (GAAP) in same property NOI for the fourth quarter of 2000. Generated a 5.2% increase (cash) and 6.7% increase (GAAP) in same property NOI for the 12 months ended December 31, 2000.

o Generated same space average rent growth of 24.0% for Office and 17.9% for Industrial/R&D for the fourth quarter of 2000. Generated same space average rent growth of 17.5% for Office and 18.7% for Industrial/R&D for the 12 months ended December 31, 2000.

o   Executed 295 leases totaling 3,980,168 square feet during 2000.

o Reached realization on 2.9 million square feet of value creation projects for a total investment of $528 million that are estimated to generate an average NOI return of 12.2%.

o Withdrew offer to purchase the tract of land which is part of the Pilgrim State property from New York State.

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           1

                              FFO PER SHARE GROWTH

QUARTERLY        FFO/SHARE          GROWTH

4Q96              $0.41
4Q97              $0.47             14.6%
4Q98              $0.54             14.9%
4Q99              $0.59              9.3%
4Q00              $0.67             13.6%

ANNUALLY

1996              $1.54
1997              $1.73             12.3%
1998              $2.04             17.9%
1999              $2.31             13.2%
2000              $2.59             12.1%

              13.9% DILUTED COMPOUNDED FFO ANNUAL GROWTH PER SHARE

(1) DILUTED PER SHARE AMOUNTS ARE CALCULATED IN ACCORDANCE WITH NAREIT GUIDELINES WHICH ADJUST GAAP BY REPLACING NET INCOME WITH FFO. IF DILUTED PER SHARE AMOUNTS WERE CALCULATED IN ACCORDANCE WITH GAAP, WEIGHTED AVERAGE DILUTED SHARES WOULD APPROXIMATE WEIGHTED AVERAGE BASIC SHARES. 96% AND 97% OF THE INCREMENTAL DILUTED SHARES ARE ATTRIBUTABLE TO THE ASSUMED CONVERSION OF OUTSTANDING CONVERTIBLE PREFERRED SECURITIES WHICH ON A WEIGHTED AVERAGE BASIS WERE APPROXIMATELY 10% AND 9% OUT OF THE MONEY AT THE QUARTER AND YEAR ENDED DECEMBER 31, 2000, RESPECTIVELY.

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           2

                         DILUTED CAD PER SHARE ANALYSIS

FOURTH QUARTER 2000
-------------------
Diluted CAD Per Share Reported                                    $0.43
Add Back 919 Third Avenue Straight-Line Rent                       0.15
Adjusted CAD Per Share                                             0.58
                                                                  ------
CAD Prior Year Three Months                                       $0.49
                                                                  ======
Adjusted Percent Increase                                          18.0%
                                                                  ======


YEAR-ENDED DECEMBER 31, 2000
----------------------------
Diluted CAD Per Share Reported                                    $1.82
Add Back 919 Third Avenue Straight-line Rent                       0.38
Adjusted CAD Per Share                                             2.20
                                                                  ------
CAD Prior Year 12 Months                                          $2.02
                                                                  ======
Adjusted Percent Increase                                           8.9%
                                                                  ======

________________________________________________________________________________

           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           3

                             PORTFOLIO COMPOSITION

                              NET OPERATING INCOME


 NEW YORK CITY     LONG ISLAND      CONNECTICUT      NEW JERSEY      WESTCHESTER
     31%               34%              7%               11%             17%


PRO FORMA PORTFOLIO STATS

o 21.3 MILLION SQUARE FEET
o 188 PROPERTIES
o 1,350 TENANTS
o FIVE INTEGRATED OPERATING DIVISIONS
o NOI:
   OFFICE           86%
   INDUSTRIAL       14%

o 47% OF OFFICE REVENUE GENERATED FROM CBD MARKETS
o 70% OF SUBURBAN OFFICE PROPERTIES IN FULLY SERVICED OFFICE PARKS


o OCCUPANCY: (A)
   OFFICE           97%
   INDUSTRIAL       98%


(A) EXCLUDING PROPERTIES UNDER DEVELOPMENT

________________________________________________________________________________

           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           4

                             TENANT DIVERSIFICATION

               OUR 30 LARGEST OFFICE TENANTS REPRESENT 32% OF REVENUE

CONSUMER      TELECOM       HEALTHCARE     PROFESSIONAL   INSURANCE       PHARMACEUTICALS     FINANCIAL
PRODUCTS        18%             4%           SERVICES       9%                  2%            SERVICES
   20%                                         28%                                               19%

o 1,350 TOTAL TENANTS

o 12,000 SQ. FT. AVERAGE
  OFFICE LEASE SIZE

o 26,000 SQ. FT. AVERAGE
  INDUSTRIAL LEASE SIZE

________________________________________________________________________________

           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           5

                               FAVORABLE MARKETS


                              SOUTHERN CONNECTICUT

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                  6.1%            4.2%            3.6%            4.0%            7.2%
Average Asking Rental Rates                                  $26.19          $28.96          $32.22          $31.78          $44.41


                                  LONG ISLAND

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                 12.7%            8.7%            6.1%            5.6%            6.3%
Average Asking Rental Rates                                  $23.83          $26.14          $27.23          $27.69          $28.86


                                  WESTCHESTER

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                 16.0%           13.3%           16.4%           15.0%           10.7%
Average Asking Rental Rates                                  $23.67          $25.14          $26.67          $27.23          $29.62


                              NORTHERN NEW JERSEY

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                  9.1%            4.7%            5.3%            4.6%            6.5%
Average Asking Rental Rates                                  $24.55          $25.38          $27.42          $28.52          $29.66




SOURCE:  CUSHMAN & WAKEFIELD CLASS A STATISTICS
________________________________________________________________________________

           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           6

                               FAVORABLE MARKETS



                               NYC FINANCIAL EAST

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                 16.0%            8.2%            6.6%            3.4%            1.4%
Average Asking Rental Rates                                  $30.80          $29.77          $40.21          $37.64          $52.90


                             NYC MIDTOWN WEST SIDE

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                  6.2%            3.7%            3.3%            4.6%            2.4%
Average Asking Rental Rates                                  $31.92          $33.10          $43.36          $48.28          $60.89



                             NYC MIDTOWN EAST SIDE

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                  7.6%            5.6%            6.0%            3.8%            1.9%
Average Asking Rental Rates                                  $36.27          $39.33          $47.85          $51.18          $61.46



                       NYC SIXTH AVE./ROCKEFELLER CENTER

                                                              YE96            YE97            YE98            YE99            YE00
Direct Vacancy                                                  4.8%            2.7%            2.2%            1.6%            0.9%
Average Asking Rental Rates                                  $39.43          $43.62          $51.33          $53.12          $65.91







SOURCE:  CUSHMAN & WAKEFIELD CLASS A STATISTICS
________________________________________________________________________________


           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           7

                             PORTFOLIO PERFORMANCE



                               SAME PROPERTY NOI
            (for the periods ended 12/31/00 as compared to 12/31/99)

                                THREE MONTHS                     SIX MONTHS                    TWELVE MONTHS

CASH NOI                10.6%                             9.5%                           5.2%
GAAP NOI                10.2%                            10.4%                           6.7%
                         8.3% Cash Revenue Increase (a)   8.9% Cash Revenue Increase     6.0% Cash Revenue Increase
                         3.9% Expense Increase (a)        7.7% Expense Increase          7.4% Expense Increase


(a) Represents net of increase in tenant reimbursements. Excluding this increase in reimbursements, revenues and expenses increased 11.0% and 11.9%, respectively.



________________________________________________________________________________


           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           8

                             PORTFOLIO PERFORMANCE



                             SAME PROPERTY NOI (a)


                                          CASH NOI            GAAP NOI

           Connecticut                      10.6%               7.7%
           Long Island                      10.2%              11.5%
           New Jersey                       11.5%              15.2%
           NYC                              16.9%               8.8%
           Westchester                       1.6%               7.3%

(a) BASED ON COMPARISON PERIOD FOR THE SIX MONTHS ENDED DECEMBER 31, 2000 VERSUS THE SIX MONTHS ENDED DECEMBER 31, 1999



________________________________________________________________________________


           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY           9

                              PORTFOLIO PERFORMANCE



                  FOURTH QUARTER SAME SPACE AVERAGE RENT GROWTH


                                                 EXPIRING LEASES   NEW LEASES

OFFICE RENT GROWTH: 24%                               $22.58         $28.00
INDUSTRIAL/R&D RENT GROWTH: 18%                       $ 8.83         $10.42


                  o 59 LEASES EXECUTED TOTALING 984,733 SQ. FT.
          o SAME SPACE FOURTH QUARTER CASH INCREASE OF 15.5% FOR OFFICE
                          AND 12.5% FOR INDUSTRIAL/R&D
             o SAME SPACE YEAR END GAAP INCREASE OF 17.5% FOR OFFICE
                          AND 18.7% FOR INDUSTRIAL/R&D
             o SAME SPACE YEAR END CASH INCREASE OF 8.4% FOR OFFICE
                           AND 8.3% FOR INDUSTRIAL/R&D






________________________________________________________________________________


           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          10

LEASE EXPIRATION COMPARISON

                         Expiring Rent vs. Market Rent
                              CBD Office Portfolio

                      EXPIRING RENT (A)      MARKET RENT (B)      DIFFERENCE

CONNECTICUT                $24.71                $44.41               80%
NEW YORK CITY              $33.25                $60.96               83%

                            As of December 31, 2000

(a)  Represents  average  rent for  leases  expiring  over the next 6 years
(b)  Average asking rents as provided by Cushman & Wakefield

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          11

LEASE EXPIRATION COMPARISON

                         Expiring Rent vs. Market Rent
                            Suburban Office Portfolio

                      EXPIRING RENT (A)      MARKET RENT (B)      DIFFERENCE

LONG ISLAND              $23.78                 $28.86               21%
WESTCHESTER              $21.71                 $29.62               36%
NEW JERSEY               $20.84                 $29.60               42%

                            As of December 31, 2000

(a)  Represents  average  rent for  leases  expiring  over the next 6 years
(b)  Average asking rents as provided by Cushman & Wakefield

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          12

INTERNAL GROWTH - OFFICE PORTFOLIO

Potential Future Increases in Cash Flow

As of December 31, 2000

SUBURBAN OFFICE PORTFOLIO
   Market Rent:  $31.91 (a)
   In-Place Rent: $22.57
   Cash Flow Increase
        $59.8 million
        $0.76/diluted share

   6.4 million sq. ft. expiring over the next 6 years
   Portfolio Rents 41% Below Market

NEW YORK CITY OFFICE PORTFOLIO

   Market Rent:  $60.96 (a)
   In-Place Rent: $33.25
    Cash Flow Increase
         $38.8 million
         $0.49/diluted share

   1.4 million sq. ft. expiring over the next 6 years
   Portfolio Rents 83% Below Market

(a) Average asking rents as provided by Cushman & Wakefield. Calculations based on weighted average sq. ft. expiring in each of the respective sub-markets.

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          13

VALUE CREATION ACTIVITY REPORT

INVESTMENTS THAT REACHED REALIZATION DURING 2000


                                     SQ. FT.         PERCENT LEASED    TOTAL ANTICIPATED     ESTIMATED
LONG ISLAND                                                                INVESTMENT       NOI YIELD (a)
-----------                          -------         -------------     -----------------    ------------
538 Broadhollow  Road, Melville      180,339               96%           $ 26,100,000          12.0%
AIP 2002, Islip                      206,000              100%             13,658,000          13.1%
300 Motor Parkway, Hauppauge         181,115              100%              6,602,000          14.3%
50 Marcus Drive, Melville            163,762              100%             21,961,000          14.0%
                                    --------              ---            ------------          ----
Subtotal/Weighted Average            731,216               99%           $ 68,321,000          13.1%
                                    --------              ---            ------------          ----
NEW JERSEY
----------
492 River Road, Nutley               130,009              100%           $ 12,900,000          16.4%
One Eagle Rock, Hanover              140,000              100%             12,000,000          14.0%
155 Passaic Avenue, Fairfield         87,986              100%              5,961,000          18.5%
                                   ---------              ---            ------------          ----
Subtotal/Weighted Average            357,995              100%           $ 30,861,000          15.9%
                                   ---------              ---            ------------          ----
WESTCHESTER
-----------
360 Hamilton Avenue, White Plains    382,000               96%           $ 59,000,000          13.0%
100 Grasslands Road, Elmsford         47,700               83%              5,000,000          14.3%
                                   ---------              ---            ------------          ----
Subtotal/Weighted Average            429,700               95%           $ 64,000,000          13.1%
                                   ---------              ---            ------------          ----

NEW YORK CITY
-------------
919 Third Avenue                   1,374,966               98%           $365,000,000          11.5% (b)
                                   ---------              ---            ------------          ----

TOTAL/WEIGHTED AVERAGE             2,893,877               98%           $528,182,000          12.2%
- INVESTMENTS REACHING REALIZATION ---------              ---            ------------          ----

PROJECTS UNDER DEVELOPMENT           720,378                             $102,502,000          12.0%
OR REPOSITIONING DURING 2001       ---------                             ------------          ----


PROJECTS IN PLANNING                 938,500                             $151,957,000          12.5%
                                   ---------                             ------------          ----



(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

(b) Yield projected to grow to 11.5% by the end of 2005.

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          14

VALUE CREATION

                                                                   (in millions)

           1995     1996     1997     1998    1999     2000
         ---------------------------------------------------
INVESTED   $71      $258     $164     $69     $370     $167
REALIZED   $63      $63      $133     $73     $76      $671

NOI YIELD 12.5%     14.4%    12.8%   12.1%    12.0%    11.9%

--------------------------------------------------------------------------------
           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          15

FINANCIAL RATIOS & CAPITAL STRUCTURE

                           (in millions except ratios)

RATIOS                     DECEMBER 31, 2000 (HISTORICAL)
---------------------------------------------------------
Total Debt (a)                              $1,381
Total Equity                                $2,016
Total Market Cap                            $3,397
Interest Coverage Ratio                       3.22X
Fixed Charge Coverage Ratio                   2.55X
Debt to Total Market Cap                      40.6%

Flexible Capital Structure

o  Maintain conservative debt levels and ready access to capital

o Execute value creation strategy increasing cash flow and monetizing value created to reduce debt

o  Execute on capital recycling program

o  Target debt-to-total asset value of 35% to 45%

o  Maintain investment grade rating - access long term unsecured fixed rate debt

(a) Including pro-rata share of joint venture debt and net of minority partners' interests

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          16


CAPITAL RECYCLING PROGRAM

$532 million of assets identified for recycling program

919 Third Avenue                                                                  $225,000,000

Non-Core Office Assets                                                             200,000,000
(9 buildings totaling approximately 1.8 million sq. ft. in multiple markets)

FrontLine Capital Group                                                            107,000,000
                                                                                  ------------

        TOTAL                                                                     $532,000,000
                                                                                  ============



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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          17

UPDATE ON RSVP AND
FRONTLINE CAPITAL GROUP

STATUS OF RSVP COMMITMENT                   (in thousands)

         AS OF DECMBER 31, 2000                  RSVP
         ------------------------------------------------
         Direct Investments                     $41,018
         Investments in Loans                   $42,138

STATUS OF FRONTLINE FACILITY                (in thousands)

         AS OF DECEMBER 31, 2000               FRONTLINE
         ------------------------------------------------
         Loan Balance                           $93,387
         Accrued Interest                       $13,440

--------------------------------------------------------------------------------
           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          18

2001 OBJECTIVES


o Stabilize Development Properties

o Manage Operating Expense Pressure

o Execute Capital Recycling Program

o Execute Exit Strategy of Non-Core Holdings

o Opportunistic Replenishment of the Development Pipeline

--------------------------------------------------------------------------------
           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          19

THIS INFORMATION CONTAINS FORWARD-LOOKING INFORMATION THAT IS SUBJECT TO CERTAIN
   RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. AMONG THOSE RISKS, TRENDS AND UNCERTAINTIES ARE THE GENERAL ECONOMIC CLIMATE; THE SUPPLY OF AND DEMAND FOR OFFICE AND INDUSTRIAL
 PROPERTIES IN THE NEW YORK TRI-STATE AREA; INTEREST RATE LEVELS; DOWNTURNS IN RENTAL RATE LEVELS IN THE COMPANY'S MARKETS; THE AVAILABILITY OF FINANCING; AND
   OTHER RISKS ASSOCIATED WITH THE DEVELOPMENT AND ACQUISITION OF PROPERTIES, INCLUDING RISKS THAT DEVELOPMENT MAY NOT BE COMPLETED ON SCHEDULE, THAT THE
 TENANTS WILL NOT TAKE OCCUPANCY OR PAY RENT, OR THAT DEVELOPMENT OR OPERATING COSTS MAY BE GREATER THAN ANTICIPATED. FOR FURTHER INFORMATION ON FACTORS THAT
COULD IMPACT RECKSON, REFERENCE IS MADE TO RECKSON'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. RECKSON IS SUBJECT TO THE REPORTING REQUIREMENTS OF THE
 SECURITIES AND EXCHANGE COMMISSION AND UNDERTAKES NO RESPONSIBILITY TO UPDATE
             INFORMATION CONTAINED IN THIS SLIDE SHOW PRESENTATION.

--------------------------------------------------------------------------------
           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY          20

                         THE NEW YORK TRI-STATE AREA'S

                          LEADING REAL ESTATE COMPANY




                                    RECKSON